BRIGHTHOUSE LIFE INSURANCE COMPANY

BRIGHTHOUSE SEPARATE ACCOUNT A

Brighthouse Prime Options

Supplement dated August 11, 2026

To

Prospectus dated April 27, 2026

This supplement describes certain changes to Appendix G: State Variations for the prospectus referenced above. If you would like another copy of your prospectus, you may obtain one by visiting
https://www.brighthousefinancial.com/resources/product-performance/ or calling us at (888) 243-1932.
You may also access the Securities and Exchange Commission’s website at http://sec.gov for a copy of your prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

In Appendix G: State Variations, the following state variations for Alabama and Arkansas, are added:

State	Features or Benefit	Variation
Alabama	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Arkansas	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

In Appendix G: State Variations, the state variations for Colorado, Rhode Island, South Carolina, and

South Dakota are deleted and replaced with the following:

State	Features or Benefit	Variation
Colorado	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Rhode Island	Free Look	The Free Look Period is 20 days. For the replacement of an existing contract, the Free Look period is 30 days.
South Carolina	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
South Dakota	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

	Nursing Home and Hospital Confinement Rider	The Nursing Home or Hospital Confinement Rider is not available for Contracts issued prior to April 28, 2025.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE